NUVEEN MUNICIPAL BOND FUND

SUPPLEMENT DATED NOVEMBER 18, 2011

TO THE PROSPECTUS DATED AUGUST 31, 2011

Proposed Reorganization of

Nuveen Municipal Bond Fund, Nuveen Municipal Bond Fund 2 and Nuveen Tax Free Fund into Nuveen All-American Municipal Bond Fund

The Board of Trustees/Directors of Nuveen Municipal Trust (“NMT”), Nuveen Multistate Trust I (“NMT I”) and Nuveen Investment Funds, Inc. (“NIF”) has approved the reorganization of Nuveen Municipal Bond Fund (“Municipal Bond Fund”), a series of NMT, Nuveen Municipal Bond Fund 2 (“Municipal Bond Fund 2”), a series of NMT I, and Nuveen Tax Free Fund (“Tax Free Fund”), a series of NIF, into Nuveen All-American Municipal Bond Fund (the “Acquiring Fund”), a series of NMT. Municipal Bond Fund, Municipal Bond Fund 2 and Tax Free Fund are referred to together as the “Acquired Funds.” In order for the reorganization to occur for Municipal Bond Fund, it must be approved by the shareholders of that fund. There is no requirement that shareholders of each Acquired Fund approve the reorganization. Therefore, it is possible that the reorganization could occur between the Acquiring Fund and only one or two, rather than all three, of the Acquired Funds.

If Municipal Bond Fund’s shareholders approve the reorganization, Municipal Bond Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to Municipal Bond Fund shareholders and Municipal Bond Fund will be terminated. As a result of these transactions, Municipal Bond Fund shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of Municipal Bond Fund. Each Municipal Bond Fund shareholder will receive Acquiring Fund shares with a total value equal to the total value of that shareholder’s Municipal Bond Fund shares immediately prior to the closing of the reorganization.

A special meeting of Municipal Bond Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in mid-March 2012. If the required approval is obtained, it is anticipated that the reorganization will be consummated shortly after the special shareholder meeting. Further information regarding the proposed reorganization will be contained in proxy materials that are expected to be sent to shareholders of Municipal Bond Fund in mid-February 2012.

Municipal Bond Fund will continue sales and redemptions of its shares as described in the prospectus until shortly before its reorganization. However, holders of shares purchased after the record date set for Municipal Bond Fund’s special meeting of shareholders will not be entitled to vote those shares at the special meeting.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-NATP-1111P